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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 19, 1998




                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       333-49015                13-3836437
------------------                -------------             ------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
  of Incorporation)               File Number)             Identification No.)


  245 Park Avenue
  New York, New York                                          10167
------------------------                                    ----------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ----  --------

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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         -------------------------

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

         19.1.   Servicing  Certificate for Home Equity  Loan-Backed Notes
and Certificates, Series 1998-2  (the   "Securities"),   for  the  October
1998 distribution to holders of the Securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BEAR STEARNS ASSET BACKED
                                               SECURITIES, INC.


                                             By:  /s/ Jonathan Lieberman
                                                ------------------------
                                                   Jonathan Lieberman
                                                   Vice President


Dated:  November 2, 1998

                                 EXHIBIT INDEX

      Exhibit No.                                                    Page
      -----------                                                    ----

19.1 Servicing Certificate for Home Equity Loan-Backed Notes and Certificates, Series 1998-2 (the "Securities"), for the October 1998 distribution to holders of the Securities.







             Home Equity Loan-Backed Term Notes, GMACM Series 1998-2
                              Payment Date 10/19/98

Servicing Certificate

Beginning Pool Balance                                        175,000,000.00
Ending Pool Balance                                           173,800,071.84
Principal Collections                                           6,138,376.00
Principal Draws                                                 4,938,447.84
Net Principal Collections                                       1,199,928.16

Mortgage Loan Principal balance prior period                  115,141,375.33
Mortgage Loan Principal balance current period                127,939,344.52

Interest earned on Pre-funding Account                            115,596.82
Interest earned on Funding Account
Interest Collections                                              748,582.36

Total Capitalized Interest Requirement                                  0.00

Weighted Average Net Loan Rate                                      8.27880%
Substitution Adjustment Amount                                          0.00

Note Rate                                                            5.8138%

Term Notes                                                            Amount            Factor
----------                                                            ------            ------
Beginning Balance                                                   175,000,000.00        1.0000000
Ending Balance                                                      175,000,000.00        1.0000000
Principal                                                                                 0.0000000
Interest                                                                678,276.67       96.8966671
Interest Shortfall                                                            0.00        0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                                Amount
----------------------                                                ------
Beginning Balance                                                         0.00
Ending Balance                                                            0.00
Principal                                                                 0.00
Interest                                                                  0.00
Interest Shortfall                                                        0.00
Security Percentage                                                      0.00%


Certificates                                                              0.00

Funding Account Balance                                           Total Amount
Beginning Balance                                                         0.00
Ending Balance - Cumulative Interest Earnings                             0.00
Ending Balance - Related to Subsequent Loan
         Transfers and Additional                                         0.00
                                           Total Ending Balance           0.00

Total Funding Account Deposit (including Net
         Principal and OverCollate                                1,368,330.67
Current Month Net Principal Collections                           1,199,928.16
Current Month Subsequent Transfer Loan Acquired                           0.00
Additional Balances Acquired                                              0.00

Pre-Funding Account Balance
Beginning Balance                                                59,858,624.67
Ending Balance                                                   45,860,727.32
Current Month Subsequent Transfer Loan Acquired                  13,997,897.35


Beginning Overcollateralization Amount                                    0.00
Overcollateralization Amount Increase (Decrease)                    168,402.51
Outstanding Overcollateralization Amount                            168,402.51

Credit Enhancement Draw Amount                                            0.00
Unreimbursed Prior Draws                                                  0.00

Has a Rapid Amortization Event Occurred?                                    No
Has a Managed Amortization Event Occurred?                                  No
Has a Servicing Default Occurred?                                           No


                                                                                        Number           Percent
                                                                           Balance     of Loans        of Balance
Delinquent Loans (30 Days)                                              482,230.70        22              0.28%
Delinquent Loans (60 Days)                                                      --         0              0.00%
Delinquent Loans (90+ Days)(1)                                                  --         0              0.00%
Foreclosed Loans                                                                --         0              0.00%
REO                                                                           0.00         0              0.00%

(1)      90+ Figures Include Foreclosures and REO


                                        Liquidation                 Percent
                                          To Date                 of Balance
Beginning Loss Amount                             0.00
Current Month Loss Amount                         0.00               0.00%
Ending Loss Amount                                0.00